UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  May 4, 2010
(Date of earliest event reported)

PENSECO FINANCIAL SERVICES CORPORATION
(Exact Name Of Registrant As Specified In Charter)

PA	000-23777	23-2939222
(State Or Other Jurisdiction of Incorporation)	Commission File Number	IRS Employer Identification No.

150 North Washington Avenue, Scranton, Pennsylvania 18503-1848
(Address Of Principal Executive Offices) (Zip Code)

(570) 346-7741
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name Or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07Submission of Matters to a Vote of Security Holders

The annual meeting of the stockholders of Penseco Financial Services Corporation (the “Company”) was held on May 4, 2010.  The final results for each of the matters submitted to a vote of stockholders at the annual meeting are as follows:

1.	The following individuals were elected as directors of the Company, each for a four-year term, by the following vote:

	FOR	WITHHELD	BROKER NON-VOTES
Craig W. Best	1,666,330	187,591	517,632
D. William Hume	1,673,967	179,954	517,632
James G. Keisling	1,676,859	177,062	517,632

2.
The appointment of McGrail, Merkel, Quinn & Associates as the Company’s  independent registered public accounting firm for the fiscal year ending December 31, 2010 was ratified by the stockholders by the following vote:

FOR	AGAINST	ABSTENTIONS
2,341,152	21,318	9,083

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENSECO FINANCIAL SERVICES CORPORATION

Date: May 5, 2010	By:	/s/ Craig W. Best
Craig W. Best
President and Chief Executive Officer